Pursuant to Rule 497(e)
File No. 333-32798

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Supplement dated May 29, 2009 to the Prospectus dated April 30, 2009

Liquidation of Class B, Class D, Class Q and Old Class C Shares

The Board of Directors (the “Board’) of SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”) has approved the liquidation of the Class B, Class D and Class Q shares of the Fund, as well as the liquidation of those Class C shares of the Fund purchased before August 18, 1999 (“Old Class C Shares”), including those shares purchased through the reinvestment of dividends and distributions paid on Old Class C Shares and held in a separate sub-account, as described in the Prospectus, that are eligible for conversion to Class Q shares. The Old Class C Shares, together with the Class B, Class D and Class Q shares, are referred to herein collectively as the “Liquidating Classes.” The Liquidating Classes will be liquidated on or about June 26, 2009 (the “Liquidation Date”). Any shares outstanding as of the Liquidation Date will be automatically redeemed by the Fund on that date and shareholders will receive proceeds equal to the net asset value of their Liquidating Class shares.

In anticipation of the liquidation of the Liquidating Classes, effective as of the close of business on June 4, 2009, the Fund will no longer accept orders to buy shares of the Liquidating Classes from new investors or existing shareholders (including purchases through automatic investment plans and dividend reinvestments). To the extent there are any dividend payments on or after the close of business on June 4, 2009, they will be paid in cash and not reinvested in additional shares of the Liquidating Classes. The Fund’s distributor will waive the distribution and account maintenance fees payable under the Liquidating Classes’ 12b-1 plans as of June 5, 2009.

At any time prior to the Liquidation Date, shareholders of the Liquidating Classes may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus. Shareholders of the Liquidating Classes will also be permitted, at any time prior to the Liquidation Date, to exchange their shares of the Liquidating Classes for Class A shares of the Fund without a front-end sales charge, as long as the Fund’s transfer agent is notified at the time of the exchange. Shareholders of Old Class C Shares may also exchange their shares for Class C shares of any other fund distributed by SunAmerica Capital Services, Inc., and that offers exchangeability, pursuant to the procedures set forth in the Prospectus. Unless a shareholder instructs otherwise, shares of the Liquidating Classes held on the Liquidation Date in employer sponsored retirement plans, IRAs, or other retirement accounts will be exchanged for Class A shares of the SunAmerica Money Market Fund, a series of SunAmerica Money Market Funds, Inc. Shareholders may obtain a copy of the Prospectus of the SunAmerica Money Market Fund by calling 1-800-858-8850.

Approval of New Subadviser and Proposed “Manager of Managers” Structure for the Fund

At a meeting held on May 27, 2009, the Board appointed Wellington Management Company, LLP (“Wellington”) to serve as subadviser to the Fund pursuant to a new subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”), the Fund’s investment adviser, and Wellington (the “New Subadvisory Agreement”), subject to approval by the Fund’s shareholders. The Board has also approved an interim subadvisory agreement between SunAmerica and Wellington (the “Interim Subadvisory Agreement”) that will take effect on July 24, 2009, and which will remain in effect for 150 days from its effective date or until the New Subadvisory Agreement is approved by shareholders, whichever is earlier. The subadvisory agreement between SunAmerica and AIG Global Investment Corp. (“AIGGIC”) that is currently in effect with respect to the Fund (the “Current Subadvisory Agreement”) will remain in effect until July 23, 2009, at which point Wellington will assume management of the Fund pursuant to the Interim Subadvisory Agreement. Pursuant to the Interim Subadvisory Agreement, SunAmerica will pay Wellington a subadvisory fee equal to the subadvisory fee that is currently paid to AIGGIC under the Current Subadvisory Agreement.

At this same meeting, the Board also recommended that a special meeting of shareholders be convened so that shareholders can vote on a proposal to approve the operation of the Fund in a manner consistent with the Fund’s exemptive order from the Securities and Exchange Commission that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval, subject to certain conditions (the “Manager of Managers Proposal”).

On or about September 15, 2009, the Fund expects to convene a special meeting of shareholders (the “Special Meeting”) with respect to the Manager of Managers Proposal and the proposal to approve the New

Subadvisory Agreement. Shareholders of record on the record date for the Special Meeting will receive proxy materials describing the New Subadvisory Agreement and the Manager of Managers Proposal in greater detail.

Effective July 24, 2009, all references to “AIG Global Investment Corp.” in the Prospectus will hereby be deleted and replaced with “Wellington Management Company, LLP”. In addition, on this same date, the last paragraph under the heading “Adviser” on page 22 of the Prospectus will hereby be deleted in its entirety and replaced by the following:

“Wellington Management Company, LLP (“Wellington”), the subadviser to the Fund, is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington had investment management authority with respect to approximately $420 billion in assets. SunAmerica, and not the Fund, compensates Wellington for its services. Pursuant to the terms of an interim subadvisory agreement between Wellington and SunAmerica (the “Interim Subadvisory Agreement”) effective July 24, 2009, SunAmerica will pay Wellington a subadvisory fee equal to an annual rate of 0.25% of average daily net assets on the first $1 billion and 0.20% thereafter. The Interim Subadvisory Agreement will remain in effect for 150 days from its effective date or until a new subadvisory agreement between SunAmerica and Wellington is approved by the Fund’s shareholders, whichever is earlier. The Board of Directors approved a new subadvisory agreement between SunAmerica and Wellington (the “New Subadvisory Agreement”), subject to approval by the Fund’s shareholders. Pursuant to the terms of the New Subadvisory Agreement, SunAmerica would pay Wellington a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million and 0.25% thereafter.”

Effective July 24, 2009, Jeffrey W. Heuer of Wellington will replace the team of AIGGIC portfolio managers consisting of Thomas Brandt, John Lapham and Steven Oh (the “AIGGIC Team”) as the portfolio manager of the Fund. Accordingly, on this same date, the section entitled “Portfolio Management” on page 22 of the Prospectus, including the descriptions of the AIGGIC Team, will hereby be deleted in its entirety and replaced with the following:

“Portfolio Management. Jeffrey W. Heuer, CFA, will have responsibility for making investment decisions for the Fund.

Jeffrey W. Heuer, CFA, Vice President and Fixed Income Credit Analyst. As an analyst in Fixed Income Credit Research, Mr. Heuer is responsible for the analysis of high yield bonds in the retail and supermarket, gaming, lodging, tobacco, textiles, and restaurant sectors. He also participates in the ongoing bond review process, determining where to invest within the fixed income universe and assessing the creditworthiness of individual issues within his sectors. Prior to joining Wellington in 2001, Mr. Heuer worked as a leveraged loan analyst at CypressTree Investment Management, where he analyzed credits in the consumer products, textiles, cyclicals, and telecommunications industries (1999-2001). Mr. Heuer also held several credit analysis and lending positions at the former Chase Manhattan Bank and its predecessor organizations (1989-1998). Mr. Heuer received his MBA, with distinction, from the University of Pennsylvania (Wharton, 1994) and his BA from Williams College (1989). Additionally, Mr. Heuer holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio manager’s compensation, other accounts under management and ownership of the Fund’s securities.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

SUP1_SFPRO_4-09

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Supplement dated May 29, 2009 to the Statement of Additional Information (“SAI”) dated April 30, 2009

Effective July 24, 2009, all references to “AIG Global Investment Corp.” and “AIGGIC” in the Prospectus will hereby be deleted and replaced with “Wellington Management Company, LLP” as applicable. In addition, on this same date, the third paragraph on page B-3 of the SAI will hereby be deleted in its entirety and replaced with the following:

“Effective July 24, 2009, Wellington Management Company, LLP (“Wellington”) will become the Fund’s subadviser. Previously, AIG Global Investment Corporation (“AIGGIC”) had been the Fund’s subadviser since January 1, 2005. Prior to that, Stanfield Capital Partners LLC had been the Fund’s subadviser since June 1, 2001. Prior to that, CypressTree Investment Management Company, Inc. had been subadviser to the Fund. Also effective November 16, 2001, SunAmerica Capital Services, Inc. (“SACS”), an affiliate of SunAmerica, became the distributor for the Fund. Previously, AGFD served as distributor for the Fund.”

Additionally, effective July 24, 2009, the first paragraph on page B-26 of the SAI will hereby be deleted in its entirety and replaced by the following:

“Wellington Management Company, LLP (“Wellington”), the subadviser to the Fund, is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington had investment management authority with respect to approximately $420 billion in assets. SunAmerica, and not the Fund, compensates Wellington for its services. Pursuant to the terms of an interim subadvisory agreement between Wellington and SunAmerica (the “Interim Subadvisory Agreement”) effective July 24, 2009, SunAmerica will pay Wellington a subadvisory fee equal to an annual rate of 0.25% of average daily net assets on the first $1 billion and 0.20% thereafter. The Interim Subadvisory Agreement will remain in effect for 150 days from its effective date or until a new subadvisory agreement between SunAmerica and Wellington is approved by the Fund’s shareholders, whichever is earlier. The Board of Directors approved a new subadvisory agreement between SunAmerica and Wellington (the “New Subadvisory Agreement”), subject to approval by the Fund’s shareholders. Pursuant to the terms of the New Subadvisory Agreement, SunAmerica would pay Wellington a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million and 0.25% thereafter.”

In addition, on this same date, the first paragraph after the chart titled “Advisory Fees” on page B-27, will hereby be deleted in its entirety and replaced by the following:

“Pursuant to the Interim Subadvisory Agreement, SunAmerica, and not the Fund, pays Wellington a fee based on a percentage of the Fund’s average daily net assets at the following rates: 0.25% up to and including $1 billion and 0.20% thereafter.”

Additionally, effective July 24, 2009, Jeffrey W. Heuer of Wellington will replace the team of AIGGIC portfolio managers consisting of Thomas Brandt, John Lapham and Steven Oh (the “AIGGIC Team”) as the portfolio manager of the Fund. Accordingly, on this same date, under the heading “Other Accounts Managed by Portfolio Managers” the chart at the top of page B-29 of the SAI, will hereby be deleted in its entirety and replaced with the following:

	Other Accounts (as of March 31, 2009)
	Number of Other Accounts Managed and Total Assets (in millions) by Account			Number of Accounts and Total Assets (in millions) for Which Advisory Fee is Performance Based
Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Jeffrey W. Heuer	0	3	3	0	0	0
	$0	$82.7	92.6	N/A	N/A	N/A

Additionally, on this same date, on page B-28 of the SAI, the chart under the heading “Fund Ownership” will hereby be deleted in its entirety and replaced with the following:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Owned by Portfolio Managers (as of March 31, 2009)
Jeffrey W. Heuer	None

Additionally, effective July 24, 2009, on page B-29 of the SAI, the section titled “Portfolio Manager Compensation for AIGGIC” will hereby be deleted in its entirety and replaced by the following:

“Portfolio Manager Compensation

Wellington receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and SunAmerica Asset Management Corp. on behalf of the Fund. Wellington pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of March 31, 2009.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the applicable benchmark over one and three year periods, with an emphasis on three year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.”

Additionally, effective July 24, 2009, on page B-29 of the SAI, the following paragraph will hereby be inserted at the end of the section titled “Potential Conflicts of Interest”:

“Wellington

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment

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considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Because incentive payments paid by Wellington to the Portfolio Manager are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.”

Additionally, effective July 24, 2009, the second paragraph under the heading “Personal Securities Transactions,” on page B-30 will hereby be deleted in its entirety and replaced with the following:

“Wellington has adopted a written Code of Ethics. Further, Wellington reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the SunAmerica Code.”

Capitalized terms used herein but not defined have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP1_SFPRO_4-09

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